Exhibit 99.1

As previously announced, TDS and its subsidiaries will hold a joint teleconference Apr. 23, 2007, at 10:00 a.m. Chicago time.  Interested parties may listen to the call live over the Internet by accessing the conference call page of the Investor Relations section of www.teldta.com.

Contact:     Mark A. Steinkrauss, Vice President, Corporate Relations

(312) 592-5384 mark.steinkrauss@teldta.com

Julie D. Mathews, Manager, Investor Relations

(312) 592-5341 julie.mathews@teldta.com

FOR RELEASE:  IMMEDIATE

U.S. CELLULAR REPORTS FOURTH QUARTER 2006 RESULTS;

Operating Revenues up 15 Percent; Reports Strong First Quarter 2007

Net Retail Adds of 146,000; Updates 2007 Guidance

CHICAGO — April 23, 2007 - United States Cellular Corporation [AMEX:USM] reported service revenues of $831.7 million for the fourth quarter of 2006, up 13 percent from $737.8 million, as restated, for the comparable period one year ago.  The company recorded operating income of $63.6 million during the quarter compared to $66.2 million, as restated, for the fourth quarter of 2005.  In the fourth quarter of 2005, the company recorded a $44.7 million pre-tax gain on assets held for sale related to the Kansas Nebraska exchange. The fair value adjustment related to derivative instruments resulted in a loss of $45.6 million in the quarter compared to a gain of $35 million in the fourth quarter of 2005.  Net income and diluted earnings per share were $54.1 million and $.61, respectively, compared to net income and diluted earnings per share of $61.2 million and $.70, respectively, as restated, for the comparable period one year ago.

Fourth Quarter Highlights

•                  The total number of customers increased 6 percent year over year to 5,815,000.  The number of retail customers increased 6 percent to 5,225,000.

•                  Average monthly revenue per unit (ARPU) increased 5 percent to $48.15.

•                  The company recorded a postpay churn rate of 1.5 percent.

•                  U.S. Cellular completed the sale of its interest in Midwest Wireless and recorded a gain on investments of $70.4 million.

•                  U.S. Cellular recorded a loss in fair value resulting in an adjustment of derivative instruments of $45.6 million related to accounting for prepaid forward contracts.  This loss is both non-cash and non-operating.

“U.S. Cellular’s associates continue to make our customers their first priority,” said John E. Rooney, U.S. Cellular president and CEO.  “This is evidenced by our ongoing low postpay churn rate, which was 1.5 percent in the fourth quarter.  Our network operations team also made great strides in ensuring top-notch call quality by enhancing our network with 199 additional cell sites in the quarter.”

Continued Rooney, “Thanks to our increasingly popular easyedgesm data platform and text messaging service, data revenues in the fourth quarter increased 65 percent year over year, and accounted for over 6 percent of service revenues, or $217 million, in 2006 compared to 4.6 percent in 2005.  This, plus increasing customer adoption of our new national, family and wide area calling plans, helped drive a 5 percent year-over-year increase in ARPU.

“We closed 2006 with an impressive 98,000 net retail additions in the quarter, and we hope to continue that momentum throughout 2007.  All U.S. Cellular associates are focused on increasing penetration in existing markets, achieving profitable growth and increasing cash flow from operations. Our balance sheet is strong, our strategy is proven and we are executing well,” concluded Rooney.

First Quarter 2007 Net Retail Customer Additions

U.S. Cellular added 146,000 net retail customer additions in the first quarter.

2007 Guidance Update

U.S. Cellular also updated its guidance for the year ended Dec. 31, 2007, as follows:

Guidance as of April 23, 2007
Net Retail Customer Additions	375,000 - 425,000

Service Revenues	Approx. $3.5 billion*

Operating Income	$375 - $425 million*

Dep., Amort. & Accretion	Approx. $615 million*

Capital Expenditures	$600 - $615 million*

*                    unchanged from guidance previously issued on Feb. 23, 2007

Fair Value Adjustment of Derivative Instruments

Fair value adjustment of derivative instruments reflects the change in the fair value of the collars within the forward contracts entered into in 2002 related to U.S. Cellular’s ownership of Vodafone Group Plc American Depository Receipts.  Changes in fair value of the collars are now recognized in the statement of operations, along with the related income tax effects, causing increased volatility in the results as evidenced by the 2006 quarterly data below.

Gain (Loss) - ($$ in thousands)

	Mar. 31	June 30	Sept. 30	Dec. 31
Fair value adjustment of derivative instruments	$4,815	$(922)	$(21,285)	$(45,630)

Certain financial and statistical information will be posted to the U.S. Cellular web site, together with reconciliations to generally accepted accounting principles (GAAP) of certain non-GAAP disclosures.  Investors may access this additional information on the Investor Relations section of the U.S. Cellular web site.

As previously announced, TDS and its subsidiaries will hold a joint teleconference Apr. 23, 2007, at 10:00 a.m. Chicago time.   Interested parties may listen to the call live over the Internet by accessing http://audioevent.mshow.com/331399/ or the conference call page of the Investor Relations section of www.teldta.com.  Or connect by telephone (US/Canada) at 800/706-9695 with a conference ID #6106580.  The conference call will be archived on the conference call section of the TDS web site at www.teldta.com.

Prior to the start of the call, certain financial and statistical information discussed during the conference call comments will be posted to the web site, together with reconciliations to generally accepted accounting principles (GAAP) of any non-GAAP information to be disclosed.  Investors may access this additional information on the conference call page of the Investor Relations section of the TDS web site.

About U.S. Cellular

As of Dec. 31, 2006, U.S. Cellular Corporation, the nation’s sixth-largest wireless service carrier, employed 8,100 people and provided wireless service to 5.8 million customers in 26 states.  The Chicago-based company operates on a customer satisfaction strategy, meeting customer needs by providing a comprehensive range of wireless products and services, superior customer support, and a high-quality network.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking

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statements. This includes all statements about the company’s plans, beliefs, estimates and expectations. These statements are based on current estimates and projections, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to:  The ability of the company to successfully manage and grow the operations of the Chicago MTA and newly launched markets; changes in competition in the markets in which the company operates; changes in the overall economy; changes due to industry consolidation; advances in telecommunications technology; changes in the telecommunications regulatory environment; changes in the value of assets; changes in the value of investments, including variable prepaid forward contracts; an adverse change in the ratings afforded our debt securities by accredited ratings organizations; risks and uncertainties relating to restatements and possible future restatements; pending and future litigation; acquisitions/divestitures of properties and/or licenses; and changes in customer growth rates,  average monthly revenue per unit, churn rates, roaming rates and the mix of products and services offered in the company’s markets. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K used by U.S. Cellular to furnish this press release to the SEC, which are incorporated by reference herein.

For more information about U.S. Cellular, visit: www.uscellular.com.

###

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UNITED STATES CELLULAR CORPORATION

SUMMARY OPERATING DATA

Quarter Ended	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005

Consolidated Markets:
Total population (000s) (1)	55,543	55,543	55,543	55,164	45,244
All customers -
Customer units	5,815,000	5,729,000	5,704,000	5,633,000	5,482,000
Gross customer unit activations	389,000	365,000	347,000	434,000	419,000
Net customer unit activations	86,000	25,000	48,000	151,000	125,000
Market penetration (1)	10.47%	10.31%	10.27%	10.21%	12.12%
Retail customers -
Customer units	5,225,000	5,127,000	5,099,000	5,029,000	4,927,000
Gross customer unit activations	375,000	353,000	331,000	380,000	392,000
Net customer unit activations	98,000	28,000	49,000	122,000	130,000

Cell sites in service	5,925	5,726	5,583	5,438	5,428
Average monthly revenue per unit (2)	$48.15	$47.93	$46.54	$46.17	$45.88
Retail service revenue per unit (2)	$42.21	$41.75	$40.92	$40.77	$40.19
Inbound roaming revenue per unit (2)	$2.34	$2.55	$2.28	$2.12	$2.31
Long-distance/other revenue per unit (2)	$3.60	$3.63	$3.34	$3.28	$3.38
Minutes of use (MOU) (3)	749	725	719	658	648
Postpay churn rate per month (4)	1.5%	1.6%	1.5%	1.5%	1.6%
Marketing cost per gross customer unit addition (5)	$511	$496	$503	$412	$501
Construction Expenditures (000s)	$158,400	$152,800	$151,400	$117,200	$197,400

(1)          Market penetration is calculated using 2005 Claritas population estimates for all periods of 2006 and 2004 Claritas estimates for all periods of 2005.  “Total population” represents the total population of each of U.S. Cellular’s consolidated markets, regardless of whether the market has begun marketing operations. The 12/31/06, 9/30/06, 6/30/06 and 3/31/06 total population count includes the markets acquired in January 2006 by Carroll Wireless, L.P., a consolidated U.S. Cellular subsidiary, representing the licensed areas for which Carroll Wireless L.P. was the winning bidder in the Federal Communications Commission’s Auction 58 that concluded in February 2005.  The population of markets in which U.S. Cellular has deferred the transfer of licenses from AT&T Wireless (now Cingular Wireless) are not included in the total population counts for any period.

(2)          Per unit revenue measurements are derived from Service Revenues as reported in Financial Highlights for each respective quarter as follows:

Service Revenues per Financial Highlights	$831,663	$821,820	$791,705	$769,222	$737,790
Components:
Retail service revenue during quarter	$729,072	$715,896	$696,079	$679,256	$646,271
Inbound roaming revenue during quarter	$40,354	$43,806	$38,745	$35,344	$37,184
Long-distance/other revenue during quarter	$62,237	$62,118	$56,881	$54,622	$54,335

Divided by average customers during quarter (000s)	5,757	5,716	5,670	5,554	5,360
Divided by three months in each quarter	3	3	3	3	3

Average monthly revenue per unit	$48.15	$47.93	$46.54	$46.17	$45.88
Retail service revenue per unit	$42.21	$41.75	$40.92	$40.77	$40.19
Inbound roaming revenue per unit	$2.34	$2.55	$2.28	$2.12	$2.31
Long-distance/other revenue per unit	$3.60	$3.63	$3.34	$3.28	$3.38

(3)          Average monthly local minutes of use per customer (without roaming).

(4)          Postpay churn rate per month is calculated by dividing the average monthly postpay customer disconnects during the quarter by the average postpay customer base for the quarter.

(5)          This measurement is not calculable using information from the financial statements as reported. The details of this calculation and a reconciliation to line items reported in Financial Highlights for each respective quarter are shown on U.S. Cellular’s web site, along with additional information related to U.S. Cellular’s fourth quarter results, at www.uscellular.com.

UNITED STATES CELLULAR CORPORATION

FINANCIAL HIGHLIGHTS

Three Months Ended December 31,

(Unaudited, dollars in thousands, except per share amounts)

		2005	Increase (Decrease)
	2006	(as restated)	Amount	Percent
Operating Revenues
Service	$831,663	$737,790	$93,873	12.7%
Equipment sales	70,456	47,449	23,007	48.5%
Total Operating Revenues	902,119	785,239	116,880	14.9%
Operating Expenses
System operations (excluding depreciation shown below)	170,703	157,815	12,888	8.2%
Cost of equipment sold	151,414	137,057	14,357	10.5%
Selling, general and administrative	370,696	340,593	30,103	8.8%
Depreciation, amortization and accretion	145,661	128,243	17,418	13.6%
(Gain) on sales of assets	—	(44,660)	44,660	N/M
Total Operating Expenses	838,474	719,048	119,426	16.6%

Operating Income	63,645	66,191	(2,546)	(3.8)%

Investment and Other Income (Expense)
Equity in earnings of unconsolidated entities	28,196	17,488	10,708	61.2%
Interest and dividend income	5,541	2,839	2,702	95.2%
Interest (expense)	(23,485)	(21,563)	(1,922)	(8.9)%
Fair value adjustment of derivative instruments	(45,630)	35,039	(80,669)	N/M
Gain (loss) on investments	70,427	(6,754)	77,181	N/M
Other income	18	337	(319)	(94.7)%
	35,067	27,386	7,681	28.0%
Income Before Income Taxes and Minority Interest	98,712	93,577	5,135	5.5%
Income tax expense	42,701	29,901	12,800	42.8%
Income Before Minority Interest	56,011	63,676	(7,665)	(12.0)%
Minority share of income	(1,906)	(2,506)	600	23.9%
Net Income	$54,105	$61,170	$(7,065)	(11.5)%

Basic Weighted Average Common Shares Outstanding (000s)	87,645	87,073	572	N/M
Basic Earnings Per Share	$0.62	$0.70	$(0.08)	(11.4)%

Diluted Weighted Average Common Shares Outstanding (000s)	88,368	87,729	639	N/M
Diluted Earnings Per Share	$0.61	$0.70	$(0.09)	(12.9)%

N/M - Percentage change not meaningful

UNITED STATES CELLULAR CORPORATION

FINANCIAL HIGHLIGHTS

Year Ended December 31,

(Unaudited, dollars in thousands, except per share amounts)

		2005	Increase (Decrease)
	2006	(as restated)	Amount	Percent
Operating Revenues
Service	$3,214,410	$2,827,022	$387,388	13.7%
Equipment sales	258,745	203,743	55,002	27.0%
Total Operating Revenues	3,473,155	3,030,765	442,390	14.6%
Operating Expenses
System operations (excluding depreciation shown below)	639,683	604,093	35,590	5.9%
Cost of equipment sold	568,903	511,939	56,964	11.1%
Selling, general and administrative	1,399,561	1,217,709	181,852	14.9%
Depreciation, amortization and accretion	575,112	510,487	64,625	12.7%
(Gain) on sales of assets	—	(44,660)	44,660	N/M
Total Operating Expenses	3,183,259	2,799,568	383,691	13.7%

Operating Income	289,896	231,197	58,699	25.4%

Investment and Other Income (Expense)
Equity in earnings of unconsolidated entities	93,119	66,719	26,400	39.6%
Interest and dividend income	16,537	9,723	6,814	70.1%
Interest (expense)	(93,674)	(84,867)	(8,807)	(10.4)%
Fair value adjustment of derivative instruments	(63,022)	44,977	(107,999)	N/M
Gain (loss) on investments	70,427	(6,203)	76,630	N/M
Other (expense)	(145)	(199)	54	27.1%
	23,242	30,150	(6,908)	(22.9)%
Income Before Income Taxes and Minority Interest	313,138	261,347	51,791	19.8%
Income tax expense	120,604	95,856	24,748	25.8%
Income Before Minority Interest	192,534	165,491	27,043	16.3%
Minority share of income	(13,044)	(10,540)	(2,504)	(23.8)%
Net Income	$179,490	$154,951	$24,539	15.8%

Basic Weighted Average Common Shares Outstanding (000s)	87,346	86,775	571	N/M
Basic Earnings Per Share	$2.05	$1.79	$0.26	14.5%

Diluted Weighted Average Common Shares Outstanding (000s)	88,109	87,464	645	N/M
Diluted Earnings Per Share	$2.04	$1.77	$0.27	15.3%

N/M - Percentage change not meaningful

UNITED STATES CELLULAR CORPORATION

CONSOLIDATED BALANCE SHEET HIGHLIGHTS

(Unaudited, dollars in thousands)

ASSETS

		December 31,
	December 31,	2005
	2006	(as restated)
Current Assets
Cash and cash equivalents	$32,912	$29,003
Marketable equity securities	249,039	—
Accounts receivable from customers and other	407,438	362,359
Inventory	117,189	92,748
Prepaid expenses	34,955	32,068
Deferred income tax asset	—	8,218
Other current assets	13,385	15,489
	854,918	539,885

Investments
Licenses	1,494,327	1,362,263
Goodwill	485,452	481,235
Customer lists	26,196	47,649
Marketable equity securities	4,873	225,387
Investments in unconsolidated entities	150,325	172,093
Notes and interest receivable—long-term	4,541	4,707
	2,165,714	2,293,334

Property, Plant and Equipment
In service and under construction	5,120,994	4,615,234
Less accumulated depreciation	2,492,146	2,062,205
	2,628,848	2,553,029

Other Assets and Deferred Charges	31,136	29,985

Total Assets	$5,680,616	$5,416,233

LIABILITIES AND SHAREHOLDERS’ EQUITY

		December 31,
	December 31,	2005
	2006	(as restated)
Current Liabilities
Current portion of Long-term Debt	$159,856	$—
Derivative Liability	88,840	—
Notes payable	35,000	135,000
Accounts payable
Affiliates	13,568	7,239
Trade	241,303	246,877
Customer deposits and deferred revenues	123,344	111,407
Accrued taxes	26,913	36,748
Accrued compensation	47,842	42,865
Deferred Taxes	26,326	—
Other current liabilities	93,718	82,585
	856,710	662,721

Long-term Debt	1,001,839	1,161,241

Deferred Liabilities and Credits	792,088	809,362

Minority Interest	36,700	41,871

Common Shareholders’ Equity
Common Shares, par value $1 per share	55,046	55,046
Series A Common Shares, par value $1 per share	33,006	33,006
Additional paid-in capital	1,290,829	1,286,964
Treasury Shares	(14,462)	(47,088)
Accumulated other comprehensive income	80,382	44,122
Retained earnings	1,548,478	1,368,988
	2,993,279	2,741,038

Total Liabilities and Shareholders’ Equity	$5,680,616	$5,416,233